UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------


      Date of Report (Date of earliest event reported): June 16, 2005


                          PEOPLES BANCORPORATION, INC.




Incorporated under the    Commission File No. 000-20616      I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                 57-0951843




                              1818 East Main Street

                          Easley, South Carolina 29640

                            Telephone: (864) 859-2265

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        (d)(1) On June 16, 2005, the Board of Directors elected George Weston Nalley to serve as a director of the Company until its next annual meeting of shareholders.

           (2)  None.

           (3) Mr. Nalley has not been appointed to any committees of the Board of Directors, and the Board has not yet determined the committees on which he will serve.

           (4) No information is required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
          Year

     (a) As part of the restructuring of the Company's corporate governance policies and procedures, the Board of Directors presented proposed amendments to the Company's Bylaws to the Company's shareholders at the annual meeting of shareholders on May 19, 2005, and the shareholders approved the amendments. The description of the amendments set forth in the Company's Definitive Proxy Statement, dated April 12, 2005 and filed April 8, 2005, is incorporated herein by reference.

     On June 16, 2005, the Board of Directors adopted additional amendments to the Bylaws that did not require shareholder approval. A number of the amendments were technical only. A description of the substantive amendments adopted by the Board is set forth below.

     Section 2.02, "Special Meetings," was amended to eliminate the right of shareholders of not less than 10% of shares entitled to vote at a special meeting of shareholders to call a special meeting of shareholders.

     Section 2.06, "Majority Vote; Withdrawal of Quorum," was amended to conform voting requirements to those set forth in the South Carolina Business
Corporation Act of 1988, as amended. The section previously required any question brought before a meeting of shareholders to be approved by the vote of a majority of shares outstanding and entitled to vote, except as otherwise provided by express provision of law, the articles of incorporation or bylaws. The revised section provides that any question brought before a meeting of shareholders, other than election of directors, will be approved if the votes favoring the action exceed the votes opposing the action, unless an express provision of law or the articles of incorporation requires a different vote.

     Section 2.07, "Method of Voting; Proxies," was amended to make it consistent with the Company's Articles of Incorporation by reflecting that cumulative voting is permitted in the election of directors.

     Section 2.08, "Closing of Transfer Books; Record Date," was amended to delete the provisions relating to closing of the stock transfer books, which is not permitted by the South Carolina Business Corporation Act of 1988, as amended.

     Section 2.09, "Presiding Officials at Meetings," was amended to make the president or a person designated by the board of directors the presiding officer at meetings of shareholders, and to eliminate the right of holders of a majority of shares entitled to vote to designate the presiding officer at such meetings.

     Section 4.03, "Authority," was amended to conform the section to the South Carolina Business Corporation Act of 1988, as amended, by deleting the itemization of powers that cannot be delegated to committees of the Board, and instead providing simply that no committee will have the authority of the Board of Directors with respect to any matter specified in Section 33-8-250(e) of the South Carolina Business Corporation Act of 1988, as amended.

     Section 4.04, "Committee Changes," was amended to delete the provisions that committee members may be removed by the Board of Directors only if the Board determines doing so will be in the best interests of the Company, and that such removal will be without prejudice to the contract rights of any person so removed.

     Section 4.10, "Responsibility," was deleted in its entirety. This section provided that designation of a committee and delegation of authority to the committee would not relieve the Board of Directors or any director of any responsibility imposed on it or him/her by law.

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

     Section 6.01, "Number; Titles; Election; Term," was amended to provide greater flexibility with respect to election of officers by deleting the requirement that officers be elected at a specific meeting of the Board of Directors, and changing the length of an officer's term from one year to the period of time from election until he is removed or replaced.

     Section 6.02, "Removal," was amended to provide that any officer or agent elected by the Board of Directors may be removed by the Board at any time, and to delete the provision permitting such removal only if the Board determines that doing so will be in the best interests of the Company.

     Section 6.04, "Authority," was amended to add a provision that officers will have such authority and duties as are customary for the position to the extent not inconsistent with the Bylaws or resolutions of the Board of Directors.

     Section 6.05, "Compensation," was amended to clarify that the Board of Directors may delegate to one or more officers the authority to fix compensation for subordinate officers.

     Section 6.06, "Chairman of the Board," was amended to provide that the chairman of the board "may" be an officer of the Company if so designated by the Board of Directors, rather than that the chairman "must" be an officer.

     Section 6.07, "President," was amended to allow either the president or the chairman of the board to be designated chief executive officer of the Company.

     Sections 6.09 and 6.10 relating to appointment and duties of a treasurer and assistant treasurers of the Company were removed because the Company does not have such officers.

     Sections 6.11 and 6.12 were redesignated Sections 6.09 and 6.10.

     Newly  designated   Section  6.10  (formerly   Section  6.12),   "Assistant
Secretaries," was amended to provide that the secretary may also designate assistant secretaries.

     Section 9 - Financial Statements and Exhibits

     Section 9.1 Financial Statements and Exhibits.

        Exhibit 3     Bylaws, as amended June 16, 2005




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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  PEOPLES BANCORPORATION, INC.
                                  (Registrant)



Date: June 17, 2005               By: /s/ Robert E. Dye, Jr.
                                  ----------------------------------------------
                                  Robert E. Dye, Jr.
                                  Senior Vice President (Principal Financial
                                   and Principal Accounting Officer)




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                                  EXHIBIT INDEX

Exhibit 3        Bylaws, as amended June 16, 2005







































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